         Citizens Media: Peter Lucht — 781.655.2289
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Investors Media: Dorian Hansen — 973.924.5100

Citizens Financial Group, Inc. Announces Agreement to Acquire Investors Bancorp, Inc.
Solidifies Citizens’ banking franchise serving communities in the greater New York City and Philadelphia metropolitan areas and across New Jersey
Adds approximately $27 billion in total assets, $20 billion in deposits*, and an attractive commercial and consumer customer base
PROVIDENCE, RI and SHORT HILLS, NJ (July 28, 2021) Citizens Financial Group, Inc. (NYSE: CFG or “Citizens”) and Investors Bancorp, Inc. (NASDAQ: ISBC) (“Investors”) announced today that they have entered into a definitive agreement and plan of merger under which Citizens will acquire all of the outstanding shares of Investors for a combination of stock and cash.
The acquisition of Investors enhances Citizens’ banking franchise, adding an attractive middle market/small business and consumer customer base while building its physical presence in the northeast with the addition of 154 branches* located in the greater New York City and Philadelphia metropolitan areas and across New Jersey. The acquisition complements Citizens' recently announced acquisition of HSBC East Coast branches and national online deposits which is expected to close in first quarter 2022. The combined Citizens franchise will operate across some of the most attractive retail and commercial banking markets in the United States characterized by large and dense population centers, areas of high-income households and centers of robust business activity.
“The acquisition of Investors, following on the heels of the acquisition of HSBC’s East Coast branches, further strengthens our formidable franchise in the northeast, together adding roughly one million customers and boosting our near and long-term growth potential,” said Bruce Van Saun, chairman and chief executive officer of Citizens. “We are confident in our ability to successfully integrate these acquisitions, and to over time deliver the same attractive offerings to customers and strong financial performance in the New York City metro region and New Jersey as we do in other major metro areas we serve.”
•Includes Investors' pending acquisition of 8 Berkshire Hills branches.

Citizens Financial Group, Inc.
“Joining Citizens, with its broad capabilities, scale and commitment to excellence in customer service opens exciting opportunities for our combined company,” said Kevin Cummings, chairman and chief executive officer of Investors. “Citizens shares Investors' deep commitment to serving customers, supporting colleagues and giving back to local communities. Our local-market expertise and personal touch will align well with Citizens’ approach and together we will drive long-term value for all our stakeholders.”
Highlights of the proposed transaction to acquire Investors:
Creates long-term shareholder value
•Immediately accretive to EPS; given substantial synergies, expected to add approximately 6.4% to 2023 fully-diluted EPS. Combined with HSBC, transactions add 8.8% to 2023 fully-diluted EPS
•Expected to deliver a strong internal rate of return of over 20% and an estimated return on invested capital of approximately 13%
•Accelerates achievement of long-term financial goals; expected to improve return on tangible common equity by approximately 120 basis points and efficiency ratio by approximately 270 basis points
•Expected to be CET1 neutral at closing
•Modest tangible book value per share dilution of approximately 2.6% expected at close with an approximately 2.5-year earn-back
Identified cost savings and other synergies
•Identified approximately $130 million of fully-phased in annual cost savings, after provision for adding investments in brand marketing and technology capabilities; this is approximately 30% of Investors' estimated 2021 cost base
•Total estimated pre-tax integration costs of approximately $400 million
•Meaningful revenue upside expected but not included in transaction estimates
Advances Citizens’ strategy with solid presence in important markets
•Expands upon our recently announced HSBC acquisition, building Citizens’ brand presence in the important greater New York City and Philadelphia metropolitan and New Jersey markets and combined, adding about one million customers
•Citizens combined with Investors and HSBC reaches top-10 NYC Metro deposit ranking

Citizens Financial Group, Inc.
•Fills branch gap, connecting New England to the Mid-Atlantic market and adding to our leadership position in the Philadelphia MSA; adds 154 branches, including approximately 130 in the New York City MSA
•Provides branch base and brand reach to expand commercial lending and fee opportunities in the region; adds attractive middle market/ small business customer base
•Opportunity to drive household growth and share while accelerating lending and wealth growth in consumer
Under the terms of the agreement and plan of merger, Investors shareholders will receive 0.297 of a share of CFG common stock and $1.46 in cash for each share of Investors they own. Following completion of the transaction, former Investors shareholders will collectively own approximately 14% of the combined company. The implied total transaction value based on closing prices on July 27, 2021 is approximately $3.5 billion.
Key members of Investors' management team are expected to join Citizens, ensuring business and client continuity. Upon closing of the transaction, Kevin Cummings, Investors’ Chairman and Chief Executive Officer, and Michele N. Siekerka, who are current members of the board of directors of Investors, are expected to join Citizens’ board of directors.
The agreement and plan of merger has been unanimously approved by the boards of directors of each company and the transaction is expected to close in first or second quarter 2022, subject to approval by the shareholders of Investors, receipt of required regulatory approvals and other customary closing conditions.
Morgan Stanley & Co. LLC acted as financial advisor to Citizens in connection with the transaction and Sullivan & Cromwell, LLP served as legal advisor. Keefe, Bruyette & Woods, A Stifel Company, served as lead financial advisor; Piper Sandler & Co. and Lazard also served as financial advisors, and Luse Gorman, PC served as legal advisor to Investors.
Additional Information
CFG management will host a live conference call this morning with details as follows:

Citizens Financial Group, Inc.

Time:	8:00 am (ET)
Dial-in:	Individuals may call in by dialing 844-291-5495, conference ID 1199032
Webcast/Presentation:	The live webcast will be available at http://investor.citizensbank.com under Events & Presentations.
Replay Information:
A replay of the conference call will be available beginning at 11:00 am ET on July 28 through August 28, 2021. Please dial 866-207-1041 and enter access code 6041235. The webcast replay will be available at http://investor.citizensbank.com under Events & Presentations.

A presentation providing additional information on the transaction is available at https://investor.citizensbank.com/about-us/investor-relations/events-and-presentations/2021.aspx
Cautionary Statement About Forward-Looking Statements
This communication contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 regarding the financial condition, results of operations, business plans and future performance of Citizens and Investors. Words such as “anticipates," "believes," "estimates," "expects," "forecasts," "intends," "plans," "projects," “targets,” “designed,” "could," "may," "should," "will" or other similar words and expressions are intended to identify these forward-looking statements. These forward-looking statements are based on Citizens’ and Investors’ current expectations and assumptions regarding Citizens’ and Investors’ businesses, the economy, and other future conditions.
Because forward-looking statements relate to future results and occurrences, they are subject to inherent risks, uncertainties, changes in circumstances and other factors that are difficult to predict. Many possible events or factors could affect Citizens’ and/or Investors’ future financial results and performance and could cause the actual results, performance or achievements of Citizens and/or Investors to differ materially from any anticipated results expressed or implied by such forward-looking statements. Such risks and uncertainties include, among others, (1) the risk that the cost savings, any revenue synergies and other anticipated benefits of the proposed transaction may not be realized or may take longer than anticipated to be realized, including as a result of the impact of, or problems arising from, the integration of the two companies or as a result of the condition of the economy and competitive factors in areas where Citizens and Investors do business, (2) disruption to the parties’ businesses as a result of the announcement and pendency of the proposed transaction and diversion of management’s attention from ongoing business operations and opportunities, (3) the occurrence of any event, change or other circumstances that could give rise to the right of one or both of the parties to terminate the definitive merger agreement between Citizens and Investors, (4) the risk that the integration of Citizens’ and Investors’ operations will be materially delayed or will be more costly or difficult than expected or that Citizens and Investors are otherwise unable to successfully integrate their businesses, (5) the failure to obtain the necessary approvals of the stockholders of Investors, (6) the

Citizens Financial Group, Inc.
outcome of any legal proceedings that may be instituted against Citizens and/or Investors, (7) the failure to obtain required governmental approvals or a delay in obtaining such approvals (and the risk that such approvals may result in the imposition of conditions that could adversely affect the combined company or the expected benefits of the proposed transaction), (8) reputational risk and potential adverse reactions of Citizens’ and/or Investors’ customers, suppliers, employees or other business partners, including those resulting from the announcement or completion of the proposed transaction, (9) the failure of any of the closing conditions in the definitive merger agreement to be satisfied on a timely basis or at all, (10) delays in closing the proposed merger, (11) the possibility that the proposed merger may be more expensive to complete than anticipated, including as a result of unexpected factors or events, (12) the dilution caused by Citizens’ issuance of additional shares of its capital stock in connection with the proposed transaction, (13) general competitive, economic, political and market conditions, (14) other factors that may affect future results of Investors and/or Citizens including changes in asset quality and credit risk, the inability to sustain revenue and earnings growth, changes in interest rates and capital markets, inflation, customer borrowing, repayment, investment and deposit practices, the impact, extent and timing of technological changes, capital management activities, and other actions of the Federal Reserve Board and legislative and regulatory actions and reforms, and (15) the impact of the ongoing global COVID-19 pandemic on Citizens’ and/or Investors’ businesses, the ability to complete the proposed transaction and/or any of the other foregoing risks.
Except to the extent required by applicable law or regulation, each of Citizens and Investors disclaims any obligation to update such factors or to publicly announce the results of any revisions to any of the forward-looking statements included in this communication to reflect future events or developments. Further information regarding Citizens, Investors and factors which could affect the forward-looking statements contained herein can be found in Citizens’ Annual Report on Form 10-K for the fiscal year ended December 31, 2020, its Quarterly Reports on Form 10-Q for the periods ended March 31, 2021 and September 30, 2020, and its other filings with the Securities and Exchange Commission (the “SEC”), and in Investors’ Annual Report on Form 10-K for the fiscal year ended December 31, 2020, its subsequent Quarterly Reports on Form 10-Q, and its other filings with the SEC.
Additional Information and Where to Find It
In connection with the proposed transaction, Citizens will file a registration statement on Form S-4 with the SEC. The registration statement will include a proxy statement of Investors that will be sent to Investors’ stockholders seeking certain approvals related to the proposed transaction, and a prospectus of Citizens.
The information contained in this communication does not constitute an offer to sell or a solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of

Citizens Financial Group, Inc.
securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.
INVESTORS AND SECURITY HOLDERS OF INVESTORS AND CITIZENS AND THEIR RESPECTIVE AFFILIATES ARE URGED TO READ, WHEN AVAILABLE, THE REGISTRATION STATEMENT ON FORM S-4, THE PROXY STATEMENT AND PROSPECTUS TO BE INCLUDED WITHIN THE REGISTRATION STATEMENT ON FORM S-4 AND ANY OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT INVESTORS, CITIZENS AND THE PROPOSED TRANSACTION.
Investors and security holders will be able to obtain a free copy of the registration statement, including the proxy statement and prospectus contained therein, as well as other relevant documents filed with the SEC containing information about Investors and Citizens, without charge, at the SEC’s website (http://www.sec.gov). Copies of documents filed with the SEC by Citizens will be made available free of charge in the “SEC Filings” section of will’s website, https://investor.citizensbank.com/about-us/investor-relations/financial-information/sec-filings.aspx. Copies of documents filed with the SEC by Investors will be made available free of charge in the “Investor Relations” section of Investors’ website, https://www.myinvestorsbank.com/Investor-Relations, under the heading “SEC Filings.”
Participants in Solicitation
Investors and certain of its directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction under the rules of the SEC. Citizens and its directors and officers are not a participant in such solicitation of proxies. Information regarding Investors’ directors and executive officers is available in its proxy statement, which was filed with the SEC on April 15, 2021, and certain other documents filed by Investors with the SEC. Other information regarding the participants in the solicitation of proxies in respect of the proposed transaction and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement to be filed by Investors, the prospectus to be filed by Citizens and other relevant materials to be filed with the SEC. Free copies of these documents, when available, may be obtained as described in the preceding paragraph.
About Citizens Financial Group, Inc.
Citizens Financial Group, Inc. is one of the nation’s oldest and largest financial institutions, with $185.1 billion in assets as of June 30, 2021. Headquartered in Providence, Rhode Island, Citizens offers a broad range of retail and commercial banking products and services to individuals, small businesses, middle-market companies, large corporations and institutions. Citizens helps its customers reach their potential by listening to them and by understanding their needs in order to offer tailored advice, ideas

Citizens Financial Group, Inc.
and solutions. In Consumer Banking, Citizens provides an integrated experience that includes mobile and online banking, a 24/7 customer contact center and the convenience of approximately 3,000 ATMs and approximately 1,000 branches in 11 states in the New England, Mid-Atlantic and Midwest regions. Consumer Banking products and services include a full range of banking, lending, savings, wealth management and small business offerings. In Commercial Banking, Citizens offers a broad complement of financial products and solutions, including lending and leasing, deposit and treasury management services, foreign exchange, interest rate and commodity risk management solutions, as well as loan syndication, corporate finance, merger and acquisition, and debt and equity capital markets capabilities. More information is available at www.citizensbank.com or visit us on Twitter, LinkedIn or Facebook.
About Investors Bancorp, Inc.
Investors Bancorp, Inc. is the holding company for Investors Bank, which is headquartered in Short Hills, New Jersey and operates 154 branches* located throughout New Jersey and New York.

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